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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 17, 2004

                                     ------

                             SBC COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)

                                     1-8610
                            (Commission File Number)

           DELAWARE                                        43-1301883
(State or other jurisdiction                           (I.R.S. Employer
      of incorporation)                                  Identification No.)


                   175 E. Houston, San Antonio, Texas, 78205
              (Address of principal executive offices and zip code)

                                 (210) 821-4105
              (Registrant's telephone number, including area code)



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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The copy of the Agreement and Plan of Merger by and among AT&T Wireless Services Inc., Cingular Wireless Corporation, Links I Corporation, Cingular Wireless LLC, and, solely for the purposes of certain sections of the Merger Agreement, SBC Communications Inc. and BellSouth Corporation (the "Merger Agreement") filed by SBC Communications Inc. ("SBC") in its Current Report on Form 8-K on February 17, 2004 (the "Original 8-K") is hereby deleted in its entirety and replaced in its entirety with the Merger Agreement attached hereto as Exhibit 99.1.

Exhibit   Description
No.       -----------
---

99.1 Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless, Inc., a Delaware corporation, Cingular Wireless Corporation, a Delaware corporation, Cingular Wireless LLC, a Delaware limited liability company, Links I Corporation, a Delaware corporation and a wholly-owned Subsidiary of Cingular and, solely with respect to Sections 5.3, 6.1(b), 6.5(b) and Article IX of the Agreement, SBC Communications Inc., a Delaware corporation and BellSouth Corporation, a Georgia corporation.















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                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SBC COMMUNICATIONS INC.



Date: February 18, 2004                By: /s/ John J. Stephens
                                           ------------------------------------
                                           Name:  John J. Stephens
                                           Title: Vice President and Controller




















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